
CREDIT SUISSE FIRST BOSTON                                                                                  Exhibit 20        Page 1
                                                      Key Bank USA, N.A. Automotive Specialty Finance

                                                MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                                           August 1, 1999 through August 31, 1999

A. ORIGINAL DEAL PARAMETER INPUTS

(A) Original Total Portfolio                                                                          $110,004,479.62
(B) Class A Noteholders' Percentage                                                                             67.00%
(C) Original Class A Note Balance                                                                      $73,703,000.00
(D) Class A Note Rate                                                                                            6.20%
(E) Class B Noteholders' Percentage                                                                             17.00%
(F) Original Class B Note Balance                                                                      $18,700,000.00
(G) Class B Note Rate                                                                                            6.40%
(H) Class C Noteholders' Percentage                                                                             10.00%
(I) Original Class C Note Balance                                                                      $11,000,000.00
(J) Class C Note Rate                                                                                            7.00%
(K) Class D Certificateholders' Percentage                                                                       6.00%
(L) Original Class D Certificate Balance                                                                $6,601,479.62
(M) Class D Certificate Rate                                                                                     0.00%
(N) Servicing Fee Rate                                                                                           3.50%
(O) Original Weighted Average Coupon (WAC)                                                                      20.03%
(P) Original Weighted Average Remaining Term (WAM)                                                              54.45 months
(Q) Number of Contracts                                                                                         9,006
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                              5,500,223.98
    (ii)  Minimum Specified Reserve Balance                                                              2,200,089.59
    (iii) Initial Deposit                                                                                1,650,067.19

(S) Noteholders' Percentage                                                                                     94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                          Total Trust
                                                                                                          -----------
(A) Total Portfolio Outstanding                                                                        $40,035,572.81
(B) Total Portfolio Pool Factor                                                                             0.3639449
(C) Class A Note Balance                                                                               $26,475,878.12
(D) Class A Principal Factor                                                                                0.3592239
(E) Class A Interest Carryover Shortfall                                                                         0.00
(F) Class A Principal Carryover Shortfall                                                                        0.00
(G) Class B Note Balance                                                                                $6,717,486.67
(H) Class B Principal Factor                                                                                0.3592239
(I) Class B Interest Carryover Shortfall                                                                         0.00
(J) Class B Principal Carryover Shortfall                                                                        0.00
(K) Class C Note Balance                                                                                $3,951,462.74
(L) Class C Principal Factor                                                                                0.3592239
(M) Class C Interest Carryover Shortfall                                                                         0.00
(N) Class C Principal Carryover Shortfall                                                                        0.00
(O) Class D Certificate Balance                                                                         $2,890,745.27
(P) Reserve Account Balance                                                                              4,456,313.08
(Q) Payahead Account Balance                                                                               132,994.89
(R) Aggregate Subordinated Servicing Fees to Date                                                          226,629.49
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                          0.00
(T) Cumulative Net Losses for All Prior Periods                                                         14,497,804.23
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                        19.81%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                32.59 months
(W) Number of Contracts                                                                                         4,792

C. INPUTS FROM THE MAINFRAME

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                   $1,639,082.67
    (ii)  Interest Payments Received                                                                       653,989.02
    (iii) Repurchased Loan Principal                                                                             0.00
    (iv)  Repurchased Loan Interest                                                                              0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                  91,995.56
(C) Amount Applied From Payahead Account                                                                         0.00
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                        19.79%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                            31.65 months
(F) Remaining Number of Contracts                                                                               4,633
(G) Delinquent Contracts
                                                                             Contracts                      Amount
                                                                             ---------                      ------
    (i)   30-59 Days Delinquent                                               110             2.37%       $905,055.04         2.39%
    (ii)  60-89 Days Delinquent                                                 0             0.00%              0.00         0.00%
    (iii) 90 Days or More Delinquent                                            0             0.00%              0.00         0.00%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Aggregate Net Losses for Collection Period                                                            $234,942.67
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                               $540,178.07
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                   170,725.09
    (iii) Recoveries on Previously Liquidated Contracts                                                    134,510.31
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                                71


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated September 1, 1997, and is correct, to the best of my knowledge.

                                Vice-President                      09/10/99
/s/ Thomas R. Blend
- -----------------------------------------------                     ------------
Signature                       Title                               Date


CREDIT SUISSE FIRST BOSTON                                                             Exhibit 20        Page 2
                                Key Bank USA, N.A. Automotive Specialty Finance

                          MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                     August 1, 1999 through August 31, 1999
I. COLLECTIONS
- --------------

(A) Principal Payments Received (C(A)i)                                                               $1,639,082.67
(B) Interest Payments Received (C(A)ii)                                                                  653,989.02
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                             305,235.40
(D) Principal on Repurchased Contracts (C(A)iii)                                                               0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                 0.00
                                                                                                    ---------------

(F) Total Collections (A+B+C+D+E)                                                                     $2,598,307.09

                                                                                                    ---------------

(G) Total Available Amount (F)                                                                        $2,598,307.09

II. DISTRIBUTIONS
- -----------------

(A) Principal Payments Received (C(A)i)                                                               $1,639,082.67
(B) Principal on Repurchased Contracts (C(A)iii)                                                               0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                            540,178.07
                                                                                                    ---------------
(D) Principal Distribution Amount (A+B+C)                                                             $2,179,260.74


(E) Current Servicing Fee Due                                                                           $116,770.42
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                      0.00
                                                                                                    ---------------
(G) Total Servicing Fees Payable                                                                         116,770.42
(H) Servicing Fees Paid from Collection Account                                                          116,770.42
(I) Reserve Account Draw for Servicing Fees Payable                                                            0.00
(J) Servicing Fee Shortfall                                                                                    0.00
(K) Current Subordinated Servicing Fee                                                                         0.00
(L) Aggregate Subordinated Servicing Fees Before (P)                                                     226,629.49

(M) Class A Distributable Amount
    (i)   Class A Monthly Interest Distributable Amount                                                 $136,792.04
    (ii)  Class A Interest Distributable Amount                                                          136,792.04
    (iii) Class A Monthly Principal Distributable Amount                                               1,460,121.77
    (iv)  Class A Principal Distributable Amount                                                       1,460,121.77
                                                                                                    ---------------

    (v)    Total Distributable Amount (i+ii)                                                          $1,596,913.81
    (vi)   Class A Interest Paid from Collection Account                                                 136,792.04
    (vii)  Reserve Account Draw for Class A Interest Payable                                                  $0.00
    (viii) Class A Interest Carryover Shortfall                                                               $0.00
    (ix)   Class A Principal Paid from Collection Account                                              1,460,121.77
    (x)    Reserve Account Draw for Class A Principal Payable                                                  0.00
    (xi)   Class A Principal Carryover Shortfall                                                               0.00

(N) Class B Distributable Amount
    (i)    Class B Monthly Interest Distributable Amount                                                 $35,826.60
    (ii)   Class B Interest Distributable Amount                                                          35,826.60
    (iii)  Class B Monthly Principal Distributable Amount                                                370,463.58
    (iv)   Class B Principal Distributable Amount                                                        370,463.58
                                                                                                    ---------------

    (v) Total Distributable Amount (i+ii)                                                               $406,290.18
    (vi)   Class B Interest Paid from Collection Account                                                  35,826.60
    (vii)  Reserve Account Draw for Class B Interest Payable                                                  $0.00
    (viii) Class B Interest Carryover Shortfall                                                               $0.00
    (ix)   Class B Principal Paid from Collection Account                                                370,463.58
    (x)    Reserve Account Draw for Class B Principal Payable                                                  0.00
    (xi)   Class B Principal Carryover Shortfall                                                               0.00

(O) Class C Distributable Amount
    (i)   Class C Monthly Interest Distributable Amount                                                  $23,050.20
    (ii)  Class C Interest Distributable Amount                                                           23,050.20
    (iii) Class C Monthly Principal Distributable Amount                                                 217,919.75
    (iv)  Class C Principal Distributable Amount                                                         217,919.75
                                                                                                    ---------------

    (v)    Total Distributable Amount (i+ii)                                                            $240,969.95
    (vi)   Class C Interest Paid from Collection Account                                                  23,050.20
    (vii)  Reserve Account Draw for Class C Interest Payable                                                  $0.00
    (viii) Class C Interest Carryover Shortfall                                                               $0.00
    (ix)   Class C Principal Paid from Collection Account                                                217,919.75
    (x)    Reserve Account Draw for Class C Principal Payable                                                  0.00
    (xi)   Class C Principal Carryover Shortfall                                                               0.00

(P) Payment of Subordinated Servicing Fees
    (i)   Aggregate Subordinated Servicing Fees from Current and Prior Periods (II(L))                  $226,629.49
    (ii)  Subordinated Servicing Fees Paid from Collection Account
          and/or Released from Reserve Account                                                           226,629.49
    (iii) Aggregate Subordinated Servicing Fees to Date (i-ii)                                                $0.00

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                       $130,755.64
    (ii) Certificateholders' Distributable Amount Paid from Collection Account                           130,755.64


CREDIT SUISSE FIRST BOSTON                                                               Exhibit 20       Page 3
                                  Key Bank USA, N.A. Automotive Specialty Finance

                            MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                       August 1, 1999 through August 31, 1999

III. PAYAHEAD ACCOUNT INFORMATION
- ---------------------------------

(A) Beginning Period Balance (B(Q))                                                                         $132,994.89
(B) Amounts Applied to Payahead Account (C(B))                                                                91,995.56
(C) Amounts Withdrawn from Payahead Account (C(C))                                                                 0.00
                                                                                                       ----------------
(D) Ending Period Balance                                                                                   $224,990.45

IV. POOL BALANCES AND PORTFOLIO INFORMATION
- -------------------------------------------
                                                                            Begin. of Period         End of Period
                                                                            ----------------         -------------
(A) Balances and Principal Factors
    (i)    Total Pool Balance                                                 $40,035,572.81             $37,856,312.07
    (ii)   Total Pool Factor                                                       0.3639449                  0.3441343
    (iii)  Receivables Balance                                                 40,035,572.81              37,856,312.07
    (iv)   Prefunding Account Balance                                                   0.00                       0.00
    (v)    Class A Note Balance                                               $26,475,878.12             $25,015,756.35
    (vi)   Class A Principal Factor                                                0.3592239                  0.3394130
    (vii)  Class B Note Balance                                                $6,717,486.67              $6,347,023.09
    (viii) Class B Principal Factor                                                0.3592239                  0.3394130
    (ix)   Class C Note Balance                                                $3,951,462.74              $3,733,542.99
    (viii) Class C Principal Factor                                                0.3592239                  0.3394130
    (ix)   Class D Certificate Balance                                         $2,890,745.27              $2,759,989.63

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                19.81%                     19.79%
    (ii)  Weighted Average Remaining Maturity (WAM)                                    32.59 months               31.65 months
    (iii) Remaining Number of Contracts                                                4,792                      4,633



V. RECONCILIATION OF RESERVE ACCOUNT ("RA")
- -------------------------------------------


(A) Beginning RA Balance (B(H))                                                                           $4,456,313.08

(B) Draw for Servicing Fee (II(I))                                                                                 0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                    0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                    0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                    0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                    0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                     0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                     0.00

(I) Overcollateralization Amount                                                                         $12,840,555.72
(J) Maximum Specified Reserve Balance                                                                      4,194,784.71
(K) Specified Reserve Account Balance                                                                      4,194,784.71

(L) Amount Available for Deposit to the RA                                                                   237,362.73
                                                                                                       ----------------

(M) RA Balance Prior to Release                                                                           $4,693,675.81
(N) Specified Reserve Account Balance                                                                      4,194,784.71
(O) Reserve Account Release                                                                                  498,891.10

(P) Ending Reserve Account Balance                                                                        $4,194,784.71


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
- ---------------------------------------------


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                             $234,942.67
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                         $540,178.07
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                            170,725.09
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                            134,510.31
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                    14,732,746.90

(D) Delinquent and Repossessed Contracts
                                                                                   Contracts                   Amount
                                                                                   ---------                   ------

    (i)   30-59 Days Delinquent (C(G)i)                                                  110     2.37%      $905,055.04       2.39%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                   0     0.00%             0.00       0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                             0     0.00%             0.00       0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                              71     1.53%       607,760.71       1.61%



CREDIT SUISSE FIRST BOSTON                                                                Exhibit 20        Page 4
                                    Key Bank USA, N.A. Automotive Specialty Finance

                              MONTHLY SERVICING REPORT -- AFG RECEIVABLES TRUST, 1997-B

                                         August 1, 1999 through August 31, 1999


          VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE
          --------------------------------------------------


          (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                                7.65%
              (ii)  Preceeding Collection Period                                                                       5.99%
              (iii) Current Collection Period                                                                          7.04%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                                6.90%

          (B) Ratio of Balance of Contracts Delinquent 60 Days or More and Balance of Financed Vehicles Repossessed
                but not Charged off to the Outstanding Pool Balance as of Each Collection Period.
              (i)   Second Preceeding Collection Period                                                                1.19%
              (ii)  Preceeding Collection Period                                                                       1.46%
              (iii) Current Collection Period                                                                          1.61%
              (iv)  Three Month Average (Avg(i,ii,iii))                                                                1.42%

          (C) Cumulative Net Loss Ratio                                                                               13.39%

          (D) Loss and Delinquency Trigger Indicator                                                    Trigger Was Not Hit


          VIII. RECONCILIATION OF COLLECTION ACCOUNT
          ------------------------------------------


          (A) Collection Account Beginning Balance (I(H))                                                      2,598,307.09
          (B) Servicing Fee Paid (II(H))                                                                         116,770.42
          (C) Class A Interest Paid (II(M(vi)))                                                                  136,792.04
          (D) Class B Interest Paid (II(N(vi)))                                                                   35,826.60
          (E) Class C Interest Paid (II(O(vi)))                                                                   23,050.20
          (F) Class A Principal Paid (II(M(ix)))                                                               1,460,121.77
          (G) Class B Principal Paid (II(N(ix)))                                                                 370,463.58
          (H) Class C Principal Paid (II(O(ix)))                                                                 217,919.75
          (I) Reserve Account Deposit                                                                                  0.00
          (J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                            226,629.49
          (K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                          130,755.64
          (L) Releases to Seller                                                                                 141,505.96



                                                  AFG Receivables Trust 1997-B                 Exhibit 20     Page 5
                                     Monthly Statement to Noteholders and Certificateholders
                                                  Servicer: Key Bank USA, N.A.
                                              Sub Servicer: AutoFinance Group, Inc.
                                            Indenture Trustee: Bankers Trust Company
                                          Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:   August 1, 1999 through August  31, 1999
Distribution Date:   09/15/99
Month:               24

Statement for Class A, Class B and Class C Noteholders and Certificateholders Pursuant                   Per $1,000 of Outstanding
to Section 5.6 of the Sale and Servicing Agreement                                                        Class A/Class B/Class C
                                                                                                             Certificate Amount
                                                                                                           -----------------------
(i)  Principal Distribution
          Class A Note  Amount                                                                  1,460,121.77       55.1491346
          Class B Note  Amount                                                                    370,463.58       55.1491347
          Class C Note  Amount                                                                    217,919.75       55.1491348
          Certificates  Amount                                                                    130,755.64       45.2325031


(ii)  Interest Distribution
          Class A Note  Amount                                                                    136,792.04        5.1666668
          Class B Note  Amount                                                                     35,826.60        5.3333340
          Class C Note  Amount                                                                     23,050.20        5.8333335



(iii)  Total Pool Balance of Notes and Certificates (end of Collection Period)                 37,856,312.07


(iv)   Class A Notes Balance (end of Collection Period)                                        25,015,756.35
       Class A Pool Factor (end of Collection Period)                                              0.3394130
       Class B Notes Balance (end of Collection Period)                                         6,347,023.09
       Class B Pool Factor (end of Collection Period)                                              0.3394130
       Class C Notes Balance (end of Collection Period)                                         3,733,542.99
       Class C Pool Factor (end of Collection Period)                                              0.3394130
       Certificates Balance (end of Collection Period)                                          2,759,989.63



(v)    Basic Servicing Fee                                                                        116,770.42        2.9166667


(vi)   Aggregate Net Losses                                                                       234,942.67


(vii)  Reserve Account Balance after Giving Effect to Payments
               Made on Distribution Date                                                        4,194,784.71
       Specified Reserve Account Balance after Giving Effect to Payments
               Made on Distribution Date                                                        4,194,784.71
       Draws on Reserve Account                                                                         0.00
       Amount Available for Deposits to Reserve Account                                           237,362.73


(viii) Class A Notes Interest Carryover Shortfall                                                       0.00        0.0000000
       Class B Notes Interest Carryover Shortfall                                                       0.00        0.0000000
       Class C Notes Interest Carryover Shortfall                                                       0.00        0.0000000
       Class A Notes Principal Carryover Shortfall                                                      0.00        0.0000000
       Class B Notes Principal Carryover Shortfall                                                      0.00        0.0000000
       Class C Notes Principal Carryover Shortfall                                                      0.00        0.0000000


(ix)   Aggregate Purchase Amount of Receivables Repurchased by the Seller
        or purchased by Servicer                                                                        0.00


(x)    Delinquent Contracts
                                                                                           Number                    Balance
                                                                                   -----------------------------------------------
           30-59 Days                                                                                    110              905,055.04
           60-89 Days                                                                                      0                    0.00
           90 Days or More                                                                                 0                    0.00
